EXHIBIT 10.1
FIRST LOAN MODIFICATION AGREEMENT
     This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 2, 2010, and is effective as of November 2, 2009, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation, with its principal executive office located at 22 Crosby Drive, Bedford, Massachusetts 01730 (“Borrower”).
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 2, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 2, 2009 (as amended and affected, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1	Borrower and Bank hereby agree to revise the Loan Agreement to reflect their original intent regarding the delivery of annual audited financial statements in order to allow Borrower and its accountants with appropriate time to obtain and deliver its annual audited financial statements. Accordingly, Borrower and Bank hereby agree that the Loan Agreement shall be amended by deleting following text, appearing in Section 6.2(a) thereof:
“ (i) within five (5) days of filing with the Securities and Exchange Commission, but in any event no later than forty-five (45) days after the last day of its fiscal year, audited consolidated financial statements prepared under GAAP on Form 10-K as filed with the Securities and Exchange Commission, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;”
and inserting in lieu thereof the following:
“ (i) within five (5) days of filing with the Securities and Exchange Commission, but in any event no later than ninety (90) days after the last day of its fiscal year, audited consolidated financial statements prepared under GAAP on Form 10-K as filed with the Securities and Exchange Commission, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;”
2	The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Schedule 1 hereto.
4. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 2, 2009 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof.
6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

SOUNDBITE COMMUNICATIONS, INC.		SILICON VALLEY BANK

By:	/s/ Robert C. Leahy	By:	/s/ Thomas Kelly
	Name: Robert C. Leahy		Name: Thomas Kelly
	Title: Chief Operating Officer and Chief Financial Officer		Title: Vice President
     The undersigned, SOUNDBITE COMMUNICATIONS SECURITIES CORPORATION, a Massachusetts corporation (“Guarantor”) hereby: (a) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Unconditional Guaranty of the obligations of Borrower to Bank dated as of November 2, 2009 (as amended, the “Guaranty”), and (ii) a certain Security Agreement by Guarantor in favor of Bank dated as of November 2, 2009 (as amended, the “Security Agreement” ); (b) acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement or any other documents, instruments and/or agreements executed and/or delivered in connection herewith; and (c) acknowledges, confirms and agrees that the obligations of Borrower to Bank under the Guaranty include, without limitation, all Obligations of Borrower to Bank under the Loan Agreement, as amended by this Loan Modification Agreement.

SOUNDBITE COMMUNICATIONS SECURITIES CORPORATION

By:	/s/ Robert C. Leahy
	Name:	Robert C. Leahy
	Title:	Chief Operating Officer and Chief Financial Officer

SCHEDULE 1
EXHIBIT D
COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: SOUNDBITE COMMUNICATIONS, INC.
     The undersigned authorized officer of SoundBite Communications, Inc. (“Borrower”) certifies in such capacity that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Compliance Certificate	Within five (5) days of filing 10-Q with SEC, but no later than 45 days after quarter end	Yes No

Borrowing Base Certificate with A/R and A/P agings	Monthly within 30 days, when Advances are outstanding or have been requested under Section 2.1.1	Yes No

Board Projections	Annually and within 45 days of approval	Yes No

10-Q	Within five (5) days of filing with SEC, but no later than 45 days after quarter end	Yes No

8-K	Within five (5) days of filing with SEC	Yes No

10-K, together with an unqualified opinion	Within five (5) days of filing with SEC, but no later than 90 days after year end	Yes No

Financial Covenant	Required			Actual		Complies
Maintain on a Quarterly Basis:
Adjusted Quick Ratio		2.0:1.0			____:1.0	Yes No
Minimum Quarterly Net Revenue	$		*	$		Yes No

*	As set forth in Section 6.7(b) of the Agreement.
     The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

SoundBite Communications, Inc.	BANK USE ONLY

Received by:
By:		authorized signer

Name:
Date:
Title:

Verified:
authorized signer

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:
In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.
I.	Adjusted Quick Ratio (Section 6.7(a))

Required:	2.0:1.0

Actual:	:1.0

	No, not in compliance	Yes, in compliance

II.	Minimum Quarterly Net Revenue (Section 6.7(b))

Required:	Greater of $9,000,000.00, and 75% of Board-approved operating plan

Actual:	$

	No, not in compliance	Yes, in compliance